UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6175 S. Willow Drive, 10th Floor, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Summary of Material Definitive Agreement. CSG Systems International, Inc. (“CSG”) currently generates a material portion of its revenue from Charter Communications Operating, LLC (“Charter”), under a multi-year Master Subscriber Management System Agreement (the “Current Agreement”).  The Current Agreement is scheduled to expire on December 31, 2021.  For the third quarter ended September 30, 2021, CSG generated approximately 21% of its total revenue from Charter.

On November 2, 2021, CSG entered into an amendment to its current agreement with Charter (the “Amended Agreement”).  The Amended Agreement provides the framework for Charter to consolidate its residential and small and medium business internet, video and landline voice customer accounts (“Customer Account(s)”) onto CSG’s Advanced Convergent Platform (“ACP”) solution.  The key terms of the Amended Agreement are as follows:

•

The Amended Agreement is effective January 1, 2022, and extends CSG’s contractual relationship with Charter through December 31, 2027 (a six-year initial term).  In addition, the Amended Agreement will automatically be extended for an additional one-year term, subject to Charter achieving certain conditional processing minimums on July 1, 2027, unless Charter provides written notice of non-renewal to CSG.

•

Consistent with the previous agreements, the fees to be generated under the Amended Agreement will be based primarily on monthly recurring charges for CSG’s revenue and customer management solutions and related services per Customer Account, and various other ancillary services based on actual usage.  Certain of the per-unit fees include volume-based pricing tiers, and may be subject to annual price escalators.

•

The Amended Agreement contains modified pricing and a minimum commitment associated with the number of Customer Accounts that are to be processed on ACP which encompasses all subscribers receiving services.  However, if Charter fails to achieve the minimum commitment by December 31, 2027, Charter will be obligated to pay a minimum commitment true-up, to be invoiced in January 2028.  In order for Charter to meet the minimum commitment, Charter will need to convert additional Customer Accounts onto ACP.  As such, the Amended Agreement outlines the estimated conversion and go-live for the remaining Customer Accounts not already on ACP, and includes incentives for the conversion of those additional Customer Accounts onto ACP.

•	CSG maintains the exclusive right to provide print and mail services to all current and future Customer Accounts through the term of the Amended Agreement.
•

The Amended Agreement contains certain rights and obligations of both parties, including the following key items: (i) the termination of the Agreement under certain conditions; (ii) various service level commitments; and (iii) remedies and limitation on liabilities associated with specified breaches of contractual obligations.

During the second and third quarters of 2021, Charter migrated approximately 300,000 and 800,000 Charter Customer Accounts, respectively, onto CSG’s ACP solution.  As outlined in the Amended Agreement, Charter currently plans to migrate their remaining Customer Accounts onto ACP over an estimated twelve to eighteen months.  The Amended Agreement is not expected to have a material impact to CSG’s 2021 results of operations.

The anticipated revenue impact from the Amended Agreement in both the near and long terms may vary depending on the actual number of Customer Accounts converting, the timing of such conversion and the actual level of products and services consumed by Charter and actual results may vary depending upon a variety of factors.  CSG undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  CSG wishes to ensure that such forward-looking statements are accompanied by meaningful cautionary statements, so as to ensure to the fullest extent possible, the protections of the safe harbor established in the Private Securities Litigation Reform Act of 1995.  See “Risk Factors Related to Forward-Looking Statements” below for additional discussions on forward-looking statements.

A copy of the Amendment, with confidential information redacted, will be filed as an exhibit to CSG’s Form 10-K for the year ended December 31, 2021.

Risk Factors Related to Forward-Looking Statements. This report contains a number of forward-looking statements (as defined under the Securities Act of 1933, as amended) relative to expectations concerning CSG’s business. These forward-looking statements are based on assumptions about a number of important factors, and involve risks and uncertainties that could cause actual results to differ materially from estimates contained in the forward-looking statements.  CSG is subject to risk in its business generally, or the Amended Agreement specifically.  Readers are therefore encouraged to review CSG’s risk factors and related information as described in CSG’s respective filings with the SEC, including CSG’s most recent Annual Report on Form 10-K, Quarterly reports on Form 10-Q, and Current Reports on Form 8-K. CSG assumes no obligation to update any forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 3, 2021, CSG issued a press release announcing that it had entered into an Amended Agreement with Charter.  A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this section by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press release of CSG Systems International, Inc. dated November 3, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2021

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ David N. Schaaf
David N. Schaaf
Chief Accounting Officer

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